UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2023

GOLD RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-34857	84-1473173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7900 E. Union Ave, Suite 320
Denver, Colorado	80237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (303) 320-7708

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GORO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

1.01

Item 7.01 Regulation FD Disclosure.

On October 26, 2023, Gold Resource Corporation (the “Company”) provided an updated Mineral Resource Estimate for its Back Forty Mine Project (the “Back Forty Project”) located in the Upper Peninsula of Michigan. A copy of the Company’s press release dated October 26, 2023 relating to such update is attached as Exhibit 99.1 to this Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any of the Company’s filings or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On October 26, 2023, the Company made available its SK1300 Technical Report Summary on the Back Forty Mine Project, Michigan, USA, which has an effective date of September 30, 2023. A copy of such Technical Report Summary is attached as Exhibit 96.1 to this Form 8-K.

Item 9.01Financial Statements and Exhibits

(d) Exhibits. The following exhibits are furnished with this report:

23.1Consent of Qualified Person (M. Iund)

23.2Consent of Qualified Person (C. Pelletier)

23.3Consent of Qualified Person (S. Boudreau)

23.4Consent of Qualified Person (E. Kinnan)

23.5Consent of Qualified Person (A. Martin)

23.6Consent of Qualified Person (M. Foley)

23.7Consent of Qualified Person (R. Simidu)

23.8Consent of Qualified Person (C. Laroche)

23.9Consent of Qualified Person (P. Frenette)

96SK 1300 Technical Report Summary for the Back Forty Mine Project, Michigan, USA dated September 30, 2023

99.1News Release dated October 26, 2023

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD RESOURCE CORPORATION

Date: October 26, 2023	By:	/s/ Allen Palmiere
	Name:	Allen Palmiere
	Title:	Chief Executive Officer and President

3